                           SMITH BARNEY FUNDS, INC.

                              with respect to the

                       LARGE CAP VALUE FUND (the "Fund")

                      Supplement dated December 27, 2002
                                      to
                        Prospectus dated April 30, 2002

The following information revises, supersedes and supplements, as applicable, the information in the Prospectus under "Investment, risks and performance".

Investment objective

   The Board of Directors of the Fund on December 13, 2002, voted to modify the formulation of the Fund's investment objective to reflect the lack of dividend distributions by issuers of large capitalization value stocks. The investment objective of the fund is changed to "long-term growth of capital with current income a secondary objective." This change will be effective on March 1, 2003.

Principal investment strategies

Key Investments Under normal market conditions the Fund will invest at least 80% of net assets plus any borrowings for investment purposes in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations.

Selection Process The manager emphasizes individual security selection while diversifying the Fund's investments across industries, which may help to reduce risk. The manager seeks to identify those companies with favorable valuations and attractive growth potential. The manager employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

In selecting individual companies for investment, the manager looks for:

  . Share prices that appear to be temporarily oversold or do not reflect the positive company developments.
  . Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
  . Special situations including corporate events, changes in management, regulatory changes or turnaround situations.
  . Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

FD 02672